Contact: Marc Cannon (954) 769-3146 cannonm@autonation.com

AutoNation Sets Auto Retail Industry Standard with Recall Policy
Will Not Sell, Lease or Wholesale Any Vehicles with Open Safety Recall
FORT LAUDERDALE, Fla., September 8, 2015 - AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today announced a policy to not sell, lease or wholesale any new or used vehicle that has an open safety recall. This will apply to every one of AutoNation's 293 vehicle franchises across the United States and stands as a confirmation of the company's commitment to delivering a peerless customer experience.
"There's no way to expect that customers would or should know of every safety recall on every vehicle they might purchase, so we will ensure that our vehicles have all recalls completed," said Mike Jackson, Chairman, CEO and President of AutoNation. "We make it our responsibility as a retailer to identify those vehicles and remove them from the market until their safety issues have been addressed."
A blanket commitment not to sell vehicles subject to a safety recall is not without cost, as adequate parts are not always immediately available, and AutoNation must hold the vehicles in inventory until they are repaired. The company insists that their customers' protection is worth the investment in the process. They believe that the decision to do so is ultimately the right one, and economic considerations must take a back seat to safety concerns.
For this reason, the program addresses AutoNation's entire inventory, going well beyond the vehicles on the sales floor. For example, AutoNation will not wholesale any vehicle that has an open safety recall. The company has taken an explicit position that it will not have any role whatsoever in these vehicles being on the road, and it will not use convenient methods such as wholesaling to rid itself of problematic inventory.
Even more notable from a customer's point of view is that the company accepts vehicles as trade-ins even if they have open safety recalls – and they value them according to standard guidelines, even with the understanding that there may be additional time and investment in the processing of these vehicles as part of the reconditioning process.
Under the policy, all vehicles with open safety recalls are identified, physically pulled from inventory and "Not For Sale" hang tags and key tags will be placed on them. There are defined internal procedures for the processing and disposition of these vehicles that each associate will be expected to follow.
About AutoNation, Inc.
AutoNation is transforming the automotive retail industry through bold leadership. We deliver a peerless automotive retail experience through our customer-focused sales and service processes. Owning and operating 293 new vehicle franchises, which sell 35 new vehicle brands across 15 states, AutoNation is America's largest automotive retailer, with state-of-the-art operations and the ability to leverage economies of scale that benefit the customer. As an indication of our leadership position in our industry, AutoNation is a component of the S&P 500 Index.
Please visit investors.autonation.com, www.autonation.com, www.autonationdrive.com, www.twitter.com/autonation, www.twitter.com/CEOMikeJackson, www.facebook.com/autonation, and www.facebook.com/CEOMikeJackson, where AutoNation discloses additional information about the Company, its business, and its results of operations.

Forward-Looking Statements
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “continues,” “may,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding our expectations for our open vehicle safety recall policy, as well as statements that describe our objectives, goals, or plans, are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause our actual results, performance or achievements to be materially different from any future results, performance and achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others, our ability to identify all open vehicle safety recalls and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.